UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2017 (November 15, 2017)

THE CORETEC GROUP INC.

 (Exact name of registrant as specified in charter)

Oklahoma (State or other jurisdiction of incorporation)	000-54697 (Commission File Number)	73-1479206 (IRS Employer Identification No.)

6804 South Canton Avenue, Suite 150 Tulsa, OK (Address of principal executive offices)	74136 (Zip Code)

Registrant’s telephone number, including area code: (918) 494-0505

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2017, The Coretec Group Inc., an Oklahoma corporation (the “Company”), conducted a private placement with an accredited investor and related party, Victor Keen, Co-Chairman of the Board of Directors of the Company (the “Investor”), pursuant to which it sold 20,000,000 shares (the “Shares”) of common stock, par value $0.0002 per share (the “Common Stock”), for a purchase price of $750,000 (the “Private Placement”).

Item 3.02 Unregistered Sales of Equity Securities.

On November 15, 2017, the Company closed on the Private Placement in consideration for aggregate gross proceeds of $750,000. The details of this transaction are described in Item 1.01, which is incorporated by reference in its entirety into this Item 3.02.

Simultaneously, the Company issued an option to purchase an aggregate of 2,666,667 shares of Common Stock (the “Option”) to a third-party accredited investor as an inducement to provide the Investor with a personal loan, the proceeds from which the Investor used to partially fund his purchase of the Shares.

The Option is exercisable, at any time on or after the initial issuance date, at an exercise price of $0.0375 per share, subject to adjustment, and expires one year from the date of issuance..

The foregoing description of the Option is not complete and is qualified in its entirety by reference to the full text of the Option Agreement dated November 15, 2017, a copy of which is filed as Exhibit 4.1to this Current Report and incorporated by reference herein.

The Shares sold in the Private Placement and the Option were offered and issued in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Option Agreement dated November 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2017	THE CORETEC GROUP INC.

	By:	/s/ Michael A. Kraft
	Name: Position:	Michael A. Kraft Chief Executive Officer